UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2023

EG ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40444	86-1740840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Park Avenue, 24th Floor

New York, NY 10152

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 212-888-1040

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	EGGFU	The New York Stock Exchange
Class A shares	EGGF	The New York Stock Exchange
Warrants	EGGFW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On June 15, 2023, EG Acquisition Corp. (the “Company”) hosted an analyst day in connection with its previously announced proposed business combination (the “Business Combination”) with LGM Enterprises, LLC (“flyExclusive”). The investor presentation from the analyst day is furnished as Exhibit 99.1 hereto, and incorporated into this Item 7.01 by reference.

The information furnished with this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Additional Information

The Company filed a preliminary proxy statement (the “Definitive Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 5, 2023 in connection with the Business Combination pursuant to the equity purchase agreement, dated as of October 17, 2022, by and among the Company, flyExclusive and other parties (the “Equity Purchase Agreement”), and the Company will mail the definitive proxy statement and other relevant documents to its stockholders. This communication does not contain all the information that should be considered concerning the Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. The Company’s stockholders and other interested persons are advised to read the Preliminary Proxy Statement, any amendments thereto, and, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the Business Combination as these materials will contain important information about flyExclusive and the Company and the proposed Business Combination. The definitive proxy statement will be mailed to the stockholders of EG as of a record date to be established for voting on the Business Combination. Such stockholders will also be able to obtain copies of the definitive proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov.

Participants in the Solicitation

The Company, Sponsor and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on April 13, 2023, and the Definitive Proxy Statement. Stockholders can obtain copies of the Company’s filings with the SEC, without charge, at the SEC’s website at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities, (ii) the risk that the transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the approval by the stockholders of the Company and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third-party valuation in determining whether or not to pursue the transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Equity Purchase Agreement, (vi) the effect of the announcement or pendency of the transaction on flyExclusive’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations of flyExclusive and potential difficulties in flyExclusive employee retention as a result of the transaction, (viii) the outcome of any legal proceedings that may be instituted against flyExclusive or against the Company related to the Equity Purchase Agreement or the transaction, (ix) the ability to maintain the listing of the Company’s securities on a national securities exchange, (x) the price of the Company’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which the Company plans to operate or flyExclusive operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s or flyExclusive’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns and a changing regulatory landscape in the highly competitive aviation industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration on Form S-1, the proxy statement that will be filed as discussed herein and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and flyExclusive and the Company assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. flyExclusive nor the Company gives any assurance that either flyExclusive or the Company or the combined company will achieve its expectations.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of the Company’s Annual Report on Form 10-K filed with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated June 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023	EG ACQUISITION CORP.

	By:	/s/ Gregg S. Hymowitz
	Name:	Gregg S. Hymowitz
	Title:	Chief Executive Officer

Exhibit 99.1 ANALYST DAY June 15, 2023 1

DI S CL A I M E RS AN D O T H E R IM P OR T A N T IN F OR M A T ION This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential acquisition by EG Acquisition Corp (“EGGF”) of LGM Enterprises, LLC and its affiliates, together doing business as “flyExclusive” (together “LGM Enterprises”) and related transactions (the “Potential Business Combination”) and a potential proposed private offering of public equity (the “PIPE Offering”), and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, the PIPE Offering or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of EGGF, LGM Enterprises, BTIG, LLC (“BTIG”) or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with EGGF, LGM Enterprises, BTIG or their respective representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of EGGF, LGM Enterprises, the Potential Business Combination or the PIPE Offering. Recipients of this Presentation should each make their own evaluation of EGGF, LGM Enterprises, the Potential Business Combination and the PIPE Offering and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. F O RW A RD - L OOK IN G IN F OR M A T ION This Presentation (and oral statements regarding the subjects of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to LGM Enterprises and the Potential Business Combination, including statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by LGM Enterprises and the markets in which it operates (including future market opportunities), LGM Enterprises’ projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination, the PIPE Offering and the level of redemptions of EGGF’s public stockholders, and LGM Enterprises’ expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Potential Business Combination and the PIPE Offering may not be completed in a timely manner or at all, which may adversely affect the price of EGGF’s securities, (ii) the risk that the Potential Business Combination may not be completed by EGGF’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EGGF, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the business combination agreement by the stockholders of EGGF, the satisfaction of the minimum trust account amount following any redemptions by EGGF’s public stockholders (if applicable), and the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (v) the effect of the announcement or pendency of the Potential Business Combination on LGM Enterprises’ business relationships, operating results, performance and business generally, (vi) risks that the Potential Business Combination disrupts current plans and operations of LGM Enterprises, (vii) the outcome of any legal proceedings that may be instituted against LGM Enterprises or EGGF related to the business combination agreement or the Potential Business Combination, (viii) the ability to maintain the listing of EGGF’s securities on a national securities exchange, (ix) changes in the combined capital structure of LGM Enterprises and EGGF following the Potential Business Combination, (x) changes in the competitive industries and markets in which LGM Enterprises operates or plans to operate, (xi) changes in laws and regulations affecting LGM Enterprises’ business, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiii) risks related to the uncertainty of LGM Enterprises’ projected financial information, (xiv) risks related to LGM Enterprises’ potential inability to achieve or maintain profitability and generate cash, (xv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on LGM Enterprises, its business and markets in which it operates, (xvi) the potential inability of LGM Enterprises to manage growth effectively, (xvii) LGM Enterprises’ customer concentration, (xviii) costs related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xix) the ability to recruit, train and retain qualified personnel. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EGGF’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2021, its Form 10-K filed on April 15, 2022, and other documents filed or to be filed with the SEC (including a registration statement on Form S-4 to be filed in connection with the Potential Business Combination), as well as the “Investor Presentation Summary Risk Factors” attached to this Presentation. 2

F I NA NCI A L IN F OR M A T ION The financial and operating forecasts and projections contained in this Presentation represent certain estimates of LGM Enterprises as of the date thereof. LGM Enterprises’ independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of LGM Enterprises or its management team can give any assurance that the forecasts or projections contained herein accurately represents LGM Enterprises future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of LGM Enterprises or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. The financial information and data contained this Presentation are unaudited and do not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by EGGF, or any other report or document to be filed by the combined company following completion of the Potential Business Combination, with the SEC. Any “pro forma” financial data included in this Presentation has not been prepared in accordance with Article 11 of Regulation S-X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of LGM Enterprises to be included any filings with the SEC. I NDUS T RY AN D M A RKE T D AT A This Presentation has been prepared by EGGF,LGM Enterprises and BTIG and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although EGGF,LGM Enterprises and BTIG believe these third-party sources are reliable as of their respective dates, none of EGGF, LGM Enterprises, BTIG or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on LGM Enterprises good faith estimates, which are derived from both internal sources and the third-party sources described above. None of EGGF, LGM Enterprises, BTIG, their respective affiliates, or their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. A DDI T I O NA L IN F O R M A T IO N AN D W HE RE TO F IN D IT In connection with the Potential Business Combination, EGGF intends to file relevant materials with the SEC, including proxy statement on Schedule 14A, referred to as a proxy statement. A proxy statement will be sent to all EGGF stockholders. EGGF will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of EGGF are urged to read the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by EGGF through the website maintained by the SEC at www.sec.gov. The documents filed by EGGF with the SEC also may be obtained free of charge upon written request to EG Acquisition Corp. 375 Park Avenue, 24th Floor, New York, NY 10152. 3

ANALYST DAY 2023 – AGENDA 1:00 P.M. – WELCOME AND INTRODUCTION CASON MADDISON, SVP 1:05 P.M. – WHO WE ARE JIM SEGRAVE, FOUNDER & CEO 2:00 P.M. – BREAK 2:15 P.M. – FINANCIAL OVERVIEW BRENT SMITH, CFO 2:45 P.M. – BREAK 2:50 P.M. – HEAR FROM THOSE WHO EXECUTE PANEL DISCUSSION 3:20 P.M. – Q&A 4

PROPOSED TRANSACTION SUMMARY

Overview

- flyExclusive (the "Company") is an established operator in the private aviation sector
- flyExclusive entered into an equity purchase agreement with EG Acquisition Corp. (NYSE:EGGF) on October 17, 2022
- EG Acquisition Corp. is a Special Purpose Acquisition Company sponsored by EnTrust Global and GMF Capital that raised $225 million in its initial public offering on May 26, 2021
- Transaction implies a pre-transaction equity value of $600 million[1]

Capital Structure

- Anticipated transaction financing of up to $310 million, including $85 million of convertible notes and $225 million of SPAC cash held in trust[2]
- Following the proposed transaction, flyExclusive is expected to be provided ~$295 million of cash[2], in addition to roughly $92.6 million current net cash balance
- Pro forma equity ownership percentage for the transaction[3]:
    - 61.7% flyExclusive Shareholders
    - 28.9% EGA Public Shares and Committed Convertible Notes
    - 9.4% Sponsor Shares




N833



Note: (1) flyExclusive currently has $249.6 million in debt and ~$92.6 million of current cash and marketable securities on the balance sheet as of December 31st, 2022. (2) As of June 1, 2023, the trust currently has $43.3 million, reflecting current redemptions.. Total cash assumes flyExclusive equity holders do not exercise right to have repurchased up to $20 million of shares at closing at $10.00 per share (repurchase amount scales based on total cash in excess of $85 million per Equity Purchase Agreement)). (3) Pro forma equity ownership does not reflect 11.8 million of warrants outstanding at $11.50 per share.

flyexclusive 5

explained I. EXECUTIVE SUMMARY 6

WORLD-CLASS AVIATION PARTNERSHIP

Decades of aviation experience and entrepreneurial excellence



Jim Segrave
CEO

DELTA PRIVATE JETS | segrave aviation

flyexclusive

- ✓ Experienced aviation entrepreneur and operator
- ✓ Built Segrave Aviation and sold to Delta Private Jets
- ✓ President of Delta Private Jets 2010 – 2013
- ✓ Founded flyExclusive in 2015
- ✓ Seasoned jet pilot with 10k+ flight hours



Tommy Sowers
President

McKinsey & Company | Golden Key Real Estate, Inc. | Duke University



Brent Smith
CFO

NETJETS | Air Methods



Billy Barnard
CBO

Coopers & Lybrand



Mike Guina
COO

DELTA PRIVATE JETS | segrave aviation

EG Acquisition Corp.



Gregg Hymowitz
CEO & Director

EnTrust Global | Goldman Sachs



Gary Fegel
Chairman

GMF Capital | GLENCORE

flyexclusive 7

SPAC SPONSORSHIP

Experienced sponsors with significant private-to-public / cross-over investment history, including specialized aviation knowledge

EnTrust Global

+

GMF Capital

EG Acquisition Corp.

- **25+ year investment history** with combined over **~$19 billion deployed** to more than **250 investments** across various industries and geographies
- EnTrust Global has a **substantial transportation real assets business** and GMF has **significant investment experience in logistics, aviation, and aviation technology**
- Ability to leverage **global network of leading executives and entrepreneurs**, including SPAC Sponsor Board member with a dedicated career in aviation who previously served as acting FAA Administrator
- **Long-term commitment from Sponsor,** with personal investments from both SPAC CEO and Chairman (3-year lock-up), who will each join the Board of Directors

flyExclusive Meets the Sponsors' Targeted Criteria

- ✓ **Established operating business with industry leading management team**
- ✓ **At a growth inflection point where public capital can accelerate clear expansion path**
- ✓ **Well-positioned to capitalize on favorable long-term secular tailwinds and growing addressable market**
- ✓ **Highly profitable business model with strong revenue visibility**

flyexclusive 8

SPAC TRANSACTION Key points of differentiation Sponsor’s Initial $6.5M of SPAC IPO risk capital not syndicated and held 100% by ETG and GMF 100% Financial Stake Sponsor’s Founder Share Initial stockholders will not transfer, assign, or sell founder shares or warrants 3 YEARS Lock Up Period Board Initial principals of the sponsors will serve on the flyExclusive board of directors 2 SEATS Involvement nd EBITDA Positive EBITDA positive since 2 year of operation with 5 yr. EBITDA CAGR of 26% thru ‘24E 6 YEARS Fully Funded Senior Subordinated Convertible Notes sourced by sponsor to convert at close $85M Transaction Minimum Cash No minimum cash condition – transaction will close regardless of additional capital $0 Condition 9

GROWING TAM WITH FAVORABLE DYNAMICS

A large, untapped user base with potential for meaningful adoption exists

Industry Drivers

Landscape Shift in Air Travel from Commercial to Private
- The pandemic accelerated sustained market growth as individuals sought safer flying options

Reduction in Commercial Aviation Capacity and Poor Performance
- Major airlines continue to operate less capacity
- Airlines continually trimming costs, causing a decline in customer experience and increase in dissatisfaction overall

Reversed Corporate Trend of Cutting Executives Private Flights
- Previously cut corporate travel expenses now ubiquitously incurred due to health concerns and availability of travel options

Growing Flight Optionality and Reduced Barriers
- Growth in the number and types of customer programs have resulted in lower barriers to access private aviation, expanding the TAM to include households with lower net worth

Private Aviation TAM by Household Net Worth ("HHNW")

- Potential TAM expected to grow to more than $43 billion driven by enhanced affordability, new customer segments, and increasing penetration in existing economic cohorts



Potential TAM Growth ~1.4x
~$32 Billion
~$43 Billion
$1.1
$9.3
$3.4
$17.6
$1.6
$14.2
$5.5
$22.0
2021E
2025E
HHNW $50 - $100 million
HHNW $10 - $50 million
HHNW $5 - $10 million
Corporate Use

- McKinsey estimates that only ~10% of households that can afford private aviation (i.e., households with a net worth over $10 million+) use it
  - Lower adoption level underscores the significant opportunity to increase share across private aviation's historical core markets

Source: Wall Street research.

flyexclusive 10

COMPANY TIMELIME In seven years, flyExclusive has become the fifth largest operator (1) YTD 2023 Top U.S. Private Jet Operators Rank Company Hours Fractional 3Q 23 (2) 1 NetJets 210,818 Sky Night Interiors Repair 1Q 20 4Q 20 Paint 2 71,812 Flexjet Center 2Q 21 Jet Club (2) MRO 2Q 23 2Q 20 3 Wheels Up 3Q 21 45,398 Avionics 2Q 22 4 Vista Global / XO Jet 24,589 1,926 5 flyExclusive 22,155 Operators 6 Jet Linx 12,151 Rank Rank #1,926 #5 7 AirSprint 11,747 8 Corporate Flight Management 9,797 9 Solairus Aviation 2015 2020 2021 2022 8,790 10 Executive AirShare 8,086 Source: Argus TRAQPak. (1) Per Federal Aviation Administration (“FAA”) Part 135 certificate grants the authority to operate on-demand private charter services. Includes Part 135 and Part 91 Subpart K flight hours from 1/1/23-5/31/23. (2) NetJets includes flight hours from Executive Jet Management. (3) Maintenance, Repair and Operations (“MRO”). 11

COMPANY SIZE AND SCOPE “Floating Fleet” model with 100% operational control Operations Overview § Headquartered in Kinston, North Carolina § Fleet of 91 aircraft as of 4Q 2022 § Currently, the Company has approximately 800 employees§ Operations centrally located within two flight hours of approximately 70% of the Company’s flight demand 4Q 2022 Light Jet Activity Aircraft Strategically Situated Closer to Demand Kinston, NC Headquarters 12

FINANCIAL SNAPSHOT Positioned for growth through fleet expansion and vertical integration Core Business Metrics Total Revenue 2024E EBITDA FY ’19A-’24E Margin CAGR 39.4% 10.3% $53.8m 2024E (1) EBITDA Industry-leading revenue growth and margins driving profits Notes: (1) 2024E represents year-end estimated financials. EBITDA is a non-GAAP financial 13 measure. See p. 39 for further information.

ORGANIC GROWTH Consistent revenue and fleet expansion since inception despite market fluctuations Annual Revenue and Fleet Size ($ in millions) Revenue ’19A – ’24E CAGR 39.4% Light Super-Mid Fleet Size ’19A – ’24E CAGR 23.1% $521 Heavy Mid $367 Revenue $320 127 $208 110 $121 91 $99 78 63 45 2019A 2020A 2021A 2022A 2023E 2024E Fleet Range Light Midsize Super-Midsize Heavy Long-Range Citation Encore+: 10 Units Citation Excel/XLS/XLS+: 39 Units Citation Sovereign: 7 Units Gulfstream GIV-SP: 7 Units Citation CJ3/CJ3+: 15 Units Citation X:13 Units 14

COMPANY CHARTER REVENUE MIX Evolution of diversified charter revenue and committed demand 2020A 2019A 2021A 2022A 2023E 2024E 5% 4% 5% 3% 11% 18% 5% 28% 29% 24% 5% 6% 2% 39% 39% 8% 1% 1% 8% 10% 58% 42% 24% 95% 86% 7% 36% Contractually Committed Demand % of Total: 5% 9% 37% 70% 71% 61% Legend Wholesale GRP § Variety of flight programs drive the revenue mix transition (1) Retail Ad-Hoc Jet Club § 100% of charter revenue is pre-paid Fractional § 60+% of 2023E and 2024E estimated to represent contracted Partner committed demand within total charter revenues Notes: (1) Non-Member Direct Retail Charters. Excludes MRO operations and other revenue. 15

INVESTMENT HIGHLIGHTS Proven Operator 1§ World-class private aviation executive who has founded, operated, and sold a previous business to Delta Air Lines Unique Business Model 2 § Diversified customer channels, vertically integrated operations, and optimized asset utilization Clear Growth Trajectory 3§ Y-o-Y Jet Club membership growth of 85% with a 90%+ retention amongst existing members, as well as substantial contractually committed revenues Strong Market Backdrop § Favorable long-term secular tailwinds in sector and ability to take additional share in a growing 4 market Durable Competitive Advantages § Strategic key initiatives and investments made to remove industry bottlenecks to growth and to maintain 5 leading consistent customer experience 16

PROVEN OPERATOR I. EXECUTIVE SUMMARY 17

MARKET CAPTURE Taking share at an accelerated pace within established growing market flyExclusive Penetration of Private Jet Charter Market ($ in millions) Market ’19A – ’24E CAGR 2.6% (1) flyExclusive Charter Revenue flyExclusive ’19A – ’24E CAGR 38.0% 2.6% Other U.S. Private Jet Charter Revenue 1.9% % flyExclusive Market Share $495 1.7% $359 1.2% $318 0.7% $208 0.6% $121 $99 $18,885 $18,553 $18,116 $17,768 $17,150 $16,938 2019A 2020A 2021A 2022A 2023E 2024E Source: IBIS. Private Jet Charter revenue includes Part 135 and Part 91k. (1) Includes charter revenue only. Excludes 18 MRO, Fractional Profit Margin.

KEYS TO SERVICE AND RETURNS flyExclusive’s unique operating model positions it for continued success Key Differentiators flyExclusive’s Retail Customer to Aircraft Ratio 14.3 11.3 Vertical Integration 7.9 5.3 § Significant investment to build competitive moat 1,810 1,239 723 411 2021A 2022A 2023E 2024E Retail Customers / Aircraft Retail Customers Control (1) § 99%+ of flights on our fleet Industry-Leading Retail Customer to Aircraft Ratio 59 Comp 1 Service Quality 8 22 § Control and integration ensure consistency Retail Customers per Comp 2 Aircraft < 20 Comp 3 Experience § Segrave Aviation’s successful 15+ year track record Competitors with high ratios are unable to operate cost- invaluable in building flyExclusive effectively Note: (1) Management estimate. 19

WHERE WE ARE TODAY

flyExclusive's vertical integration investments yield results across the value chain

INVESTMENT	YIELD	
~800 PROFESSIONALS	SERVICE	• Consistent branding & pilots • Jet Club member retention of 90%+ • 99%+ of customers flown on flyExclusive fleet
90+ OWNED/LEASED AIRCRAFT	CONTROL	• Customer / aircraft discipline minimizes high-cost, third-party affiliate lift • Operational control provides cost visibility
100,000+ sq ft INFRASTRUCTURE	CAPACITY	• 24/7 MRO operations increases maintenance capacity and revenue • In-house pilot training bolsters dispatch availability
20 PERSON IT DEVELOPMENT TEAM	EFFICIENCY	• Superior fleet up-time • Minimization of empty flight legs • Schedule optimization maximizes aircraft utilization


CITATION
ENCORE+

flyexclusive 20

COMPARISON TO MAJOR COMPETITORS

Optimal business model with key differentiators

	flyexclusive	Key Competitors
Asset Growth	Aircraft Acquisition	Operator Acquisition
Customer Fulfillment (Affiliate Lift)	99%+ on flyExclusive Fleet	3rd Party Reliance
EBITDA Generation	Positive	Inconsistent and / or Negative
Aircraft Control	100%	Other Operators
Customer Experience	flyExclusive Planes, Paint, Pilots, Interiors	Unpredictable
Customer / Jet Ratio	8	20+
Maintenance / Refurbishment	flyExclusive	3rd Party
Jet Branding	Uniform	Inconsistent
Location	Consolidated Operations	Fragmented
Spend	Fleet, Customer, IT	Brand, "Sizzle", Promotions
Lead Time	4-5 Day (Advantage)	Hours
Pilot Training	In-House Pilot Training by 2025	Outsourced

flyexclusive 21

PRODUCT OFFERINGS I. EXECUTIVE SUMMARY 22

JET CLUB

Direct, sustainable customer base with Y-o-Y membership growth of 85% ('21A-'22A)

Overview

- Launched in May '20, Jet Club offers non-refundable, multi-tiered membership options
- Daily rates subject to an annual increase
- Hourly rates increased annually based on CPI and adjusted monthly for changes in jet fuel costs
- At current ~90% retention, Jet Club will grow exponentially
- Members typically fly between 20 – 50 hours annually



Robb Report
BEST OF THE BEST
WINNER
2022

Active and Projected Members



'20A – '24E CAGR 91.4%
99
329
608
968
1,328
2020A
2021A
2022A
2023E
2024E

Targeted Sales Approach

- Investing in customer-facing locations, with sales offices in Ocean Reef, Palm Beach, and Teterboro
- Approximately 50% of new members are derived from referrals
- Historically maintained advertising and marketing spend of about 1% of revenue
- High-performing sales team of 16 professionals strategically located across the US



In-House Developed Apps for Jet Club

Customer

Pilot



flyexclusive 23

FRACTIONAL OWNERSHIP Highly profitable, capital efficient program to complete customer offerings Summary Program Benefits § Fractional program targets private travelers who fly 50 - 100 hours per year § Customers purchase a share of a new aircraft (up to 16 owners per plane) § Company realizes a profit on the sale of fractional shares Flexibility with Share of Fractional Jet Immediate Fractional Fleet Access Projected Fractional Fleet Profile No monthly Fractional shares Full access to fleet - Deals announced with Textron in 2022 for up to 44 deliveries between management fees, no beginning at 50 hours Light, Mid, Super- (1) 2023-2027 blackout dates, and per year on aircraft Mid minimal peak days Super-Mid Mid Light 19 2 6 9 2 1 11 6 1 2022A 2023P 2024E Note: (1) Source: https://media.txtav.com/219358-flyexclusive-expands-citation-fleet-with-order-for- 24 cessna-citation-xls-gen2-and-citation-longitude-business-jets

PARTNERSHIP Provides valuable service to owners while cost-effectively growing the fleet Winning Long-Term Partnerships § flyExclusive purchases and upfits aircraft, then sells at a premium while retaining control § flyExclusive assumes responsibility for maintenance and operations via a triple net lease § Partner benefits include tax depreciation and owner rates § Optimizes cash flow for aircraft owners § Option at the end of many leases for a buyback at a fraction of the original sale price § Partnership program typically serves customers that fly between 100 – 150+ hours annually 25

WHOLESALE AND GUARANTEED REVENUE PROGRAM Optimize revenue and fleet positions Overview § Wholesale is typically sold within 3 days of flight § flyExclusive utilizes Wholesale to maximize hours and fleet utilization § Wholesale serves as a resource for charter brokers and smaller fleet operators § Guaranteed Revenue Program (GRP) and Wholesale often share the same B2B customers, whereas GRP is protected with minimum guaranteed revenue with ensured favorable rates, terms, and reimbursements § GRP flights generate revenue, including empty legs (repositioning) § Top Wholesale Customers 26

PRODUCT OFFERING SUMMARY Differentiated platform with multiple growth channels (1) CUSTOMER TYPE ANNUAL FLIGHT HOURS 2024E REVENUE MIX 20 – 50 42% JET CLUB 50 – 100 11% FRACTIONAL 100 – 150+ 6% PARTNERSHIP VARIABLE 41% WHOLESALE GRP Contractual Demand Non-committed Demand Note: (1) Charter revenue exclusive of discounts and charter services. 27

COMPETITIVE ENVIRONMENT AND DIFFERENTIATORS I. EXECUTIVE SUMMARY 28

IN-HOUSE MAINTENANCE

Extensive investments in maintenance, paint, interiors, and avionics

MRO Benefits

24/7 Operations

+

~50% Lower Downtime[(1)]

+

Maintenance Savings

+

External Revenue Stream

- 24/7 operations ~3x the MRO output
- Perform repairs overnight (when aircraft is not flying)
- Improved planning and troubleshooting of repairs
- Improved uptime for fleet superior to the industry average[(1)]
- Increased revenue and profitability
- New revenue streams from 3rd parties

On-site Infrastructure

- 100,000+ sq ft of in-house maintenance, interior, and paint facilities
- 48,000 sq ft hangar completed in Q2 '22
- Part 145 certificate in 2Q 2023







Projected MRO Revenue

$4.8 million 2023E Revenue → ***$9.0 million*** 2024E Revenue

Note: (1) flyExclusive Management estimate according to Company and industry statistics.

flyexclusive 29

PILOT TRAINING “Build versus buy” strategy to address the pilot training industry challenge PILOT TRAINING CENTER § On-campus pilot training facilities will remove one of the greatest bottlenecks to growth within the aviation industry ON-CAMPUS FACILITIES § Training in Kinston builds company culture within a remote workforce § Faster on-boarding by reducing training wait times § Lower costs through flyExclusive simulator facility ONBOARDING § Simulator screening checks pre-hire § Additional training resources available to test aptitude, not TRAINING just promotion based on seniority § Deeper and more frequent training increases efficiency § Expedited crew availability increases dispatch availability, or uptime UPTIME § Increased flight hours contribute to greater profitability 30

CUSTOMER EXPERIENCE Hitting high expectations consistently requires experience and infrastructure Top 5%: ARGUS Platinum + Wyvern Wingman Certification 1 1 2 Fleet Safety 23% 5-year Fleet Growth CAGR 2 5 3 3 70% of Scheduled Maintenance In-House Maintenance Interiors 4 100% of Fleet Painted Internally 4 Paint 5 100% of Fleet Interiors Refurbished Internally 31

WHY FLYEXCLUSIVE WINS Focus on executing growth with operational control § Service excellence and consistency drive everything Vertical § Reliable and repeatable service execution is aligned with cost and return management Integration § Value is created simultaneously for customers, shareholders & flyExclusive with a single strategy § Consolidated operations optimize costs and synergies Maintenance § In-house maintenance and fleet control drive superior service and operating visibility and Staffing § Pilot sourcing and training are a key competitive differentiators § Technology enables and supplements our strategy § AI / ML dynamic pricing and apps developed in-house Technology § Technology focused primarily on improving operational efficiency and customer experiences § Deliberate, capital-light fleet growth matched with committed demand via Fractional and Partnership programs Asset Growth § Purposeful focus on select aircraft types drives scale and synergy benefits 32

BREAK – 15 MINUTES I. EXECUTIVE SUMMARY 33

FINANCIAL OVERVIEW I. EXECUTIVE SUMMARY 34

REVENUE AND ADJUSTED EBITDA SUMMARY Revenue and Adjusted EBITDA Breakout § Charter rates and programs ($ in millions) matched to customer’s needs Revenue Adjusted EBITDA $521 $54 § Pricing designed so that each aircraft model generates cash $367§ Improvement in margin results from continued investments in $320 $32 maintenance and refurbishment $29 $208 § Charter revenue bolstered by $17 continued Jet Club growth via $121 $13 $12 $99 industry-leading pricing model and consistent product experience 2019A 2020A 2021A 2022A 2023E 2024E 2019A 2020A 2021A 2022A 2023E 2024E Ending Aircraft Count § Projections assume no 45 63 78 91 110 127 international expansion Note: Please review “Key Assumptions Disclosures & Definitions” on p.40 for more detail. 35

REVENUE FORECAST BREAKDOWN Fleet growth with pre-committed demand and member growth ($ in millions) Fleet growth $521 § 2023 and 2024 assume onboarding of jets similar to history (mid teens / year) § Fleet growth will be driven primarily through fractional $367 program $320 § Fleet growth deliberate and matched with contractual demand Hours / jet § Near-term customer per jet ratio in the high single digits § 2024 assumes modest lift in hours / jet driven by customer growth and jet mix Rate / hour § Flat to down market rate assumptions based on lower fuel 2022A Fleet Hours / Rate / 2023E Fleet Hours / Rate / 2024E costs and conservatism Growth Jet Hour Growth Jet Hour 36

DELIBERATE GROWTH

Diversified charter revenue with growth tied to demand


CHARTER REVENUE MIX – 2024E (1)
60%+ Contractually Committed Demand
41.7%
11.5%
6.1%
1.5%
39.2%
100.0%
Jet Club
Fractional
Partner
GRP
Wholesale (2)
Total

Jet Club
- Program growth underwritten against fleet capacity
- Disciplined customer per aircraft ratio managed against capacity, with excess to serve demand

Fractional and Partner
- Capital-light fleet growth matched with forward contracted demand
- flyExclusive control of aircraft yields synergistic capacity to business model

GRP
- Contracted rates and hours beyond wholesale demand

Wholesale
- Serves excess capacity, when available to optimize fleet yield

Notes: (1) Charter revenue exclusive of discounts and charter services. See pg. 39 for a breakdown of total revenue.
(2) includes retail revenue; 0.4% of 2024E charter revenue.

flyexclusive 37

TRANSACTION SUMMARY

Highly attractive valuation for an established operator in the private aviation sector

- **Total cash investment of up to $310 million[1]**
- **Current owners will retain 61.7% ownership at close[1]**
- **Transaction is expected to close in 3Q 2023**
- **Pre-transaction equity value of $600 million**

SPAC Cash in Trust[1]	$225.0
Convertible Notes[1]	$85.0
Sponsor Shares (non-cash)[2]	$56.4
Existing Shareholder Rollover Equity	$600.0
Total Sources	**$966.4**
Uses ($ in millions)	
Cash to PF Balance sheet	$295.0
Sponsor Shares (non-cash)[2]	$56.4
Illustrative Transaction Expenses	$15.0
Equity Purchase Price	$600.0
Total Uses	**$966.4**

Capitalization	
Share Price	$10.0
Pro Forma Shares Outstanding	96.6
Equity Value[3]	**$909.6**
Less: Pro Forma Net Cash[4]	$223.6
PF Enterprise Value	**$686.0**

Pro-Forma Ownership (%)[1]



9.4%
28.9%
61.7%
FlyE Shareholders
EGA Public Shareholders and Convertible Notes
EGA Sponsor Shares

Note: (1) As of June 1, 2023, cash in trust amounted to $43.3 million. Total cash assumes flyExclusive equity holders do not exercise right to have repurchased up to $20 million of shares at closing at $10.00 per share (repurchase amount scales based on total cash in excess of $85 million per Equity Purchase Agreement)). Pro forma equity ownership does not reflect 11.8 million of warrants outstanding at $11.50 per share. (2) Illustrative share value at transaction close (non-cash), sponsor shares locked-up for 3 years. (3) Equity Value exclusive of Sponsor Promote. (4) PF Net Cash includes $249.6m in existing debt, and ~$92.6m of existing cash and marketable securities on the balance sheet as of December 31st, 2022.

flyexclusive 38

SUMMARY P&L Continued focus on vertical integration and scaling flight offerings Historical and Projected Income Statement ($ in 000s) Adjusted EBITDA is a non-GAAP * financial measure 2019A 2020A 2021A 2022A 2023E 2024E § We include Adjusted EBITDA as a supplemental measure for Revenue assessing operating performance in conjunction Aircraft Charter $99,004 $121,039 $208,172 $318,259 $359,440 $495,093 with related GAAP amounts MRO Revenue - - 105 1,556 4,840 8,970 and for the following: Fractional Share Revenue - - - 227 3,014 16,513 • Used in conjunction with Total Revenue $99, 004 $121,039 $208,277 $320,042 $367,294 $520,576 strategic internal planning, annual budgeting, allocating resources and Cost of Goods Sold $71, 177 $85,810 $159,238 $255,441 $288,049 $392,024 making operating decisions • Provides useful information Net Income (33) $3,317 $2,241 (4,152) (11,855) $10,150 for historical period-to- period comparisons of our business, as it removes the Depreciation & Amortization 12,228 16,113 17,353 23,114 26,336 31,687 effect of certain non-cash Interest 5,041 5,343 4,218 8,291 10,771 12,011 expenses and variable amounts Public Company Readiness Expense - - - 1,660 6,774 - Cares Act Grants - (12,431) (11,153) - - -§ A reconciliation of EBITDA to Net Income, the most directly comparable GAAP measure, is Adjusted EBITDA $17, 236 $12,342 $12,659 $28,913 $32,025 $53, 848 shown in the accompanying Adjusted EBITDA Margin 17.4% 10.2% 6.1% 9.0% 8.7% 10.3% table 39

BREAK – 5 MINUTES I. EXECUTIVE SUMMARY 40

PANEL – HEAR FROM THOSE WHO EXECUTE I. EXECUTIVE SUMMARY 41

PART OF A LARGER CAUSE

Carbon Offset Program

- Jet Club Members and Partners given the ability to offset their flight emissions by funding verified carbon offset projects
- Credits primarily focus on forestry and innovative carbon offset technologies flyexclusive + 4AIR

AeroAngel

- AeroAngel flies critically ill immuno-compromised kids to life-saving care.
- flyExclusive is the largest provider of flights for AeroAngel
- We've conducted 20 flights and allow our members to donate flight time



Community Partnerships

- One of the largest and fastest growing employers in the region
- Provide volunteers to the local food pantry and animal shelter
- Two company-wide blood drives hosted for the American Red Cross
- Sponsor and participate in local NC BBQ fest and minor league baseball team flyexclusive 42

QUESTION & ANSWER SESSION I. EXECUTIVE SUMMARY 43